Exhibit 23.2
                                  ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to S-8 Registration Statement of our report dated January 26, 2000, relating to the financial statements of STC Technologies, Inc., included in OraSure Technologies, Inc.'s S-4 Registration Statement (file number 333-39210).

                                                            ARTHUR ANDERSEN LLP


Philadelphia, PA.
   November 17, 2000